Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE
ZHONE TECHNOLOGIES and DASAN NETWORK SOLUTIONS have signed a definitive agreement to merge the two companies.
OAKLAND, CA (April 12, 2016)— Zhone Technologies, Inc. (Nasdaq: ZHNE), a global leader in fiber access transformation for service provider and enterprise networks, today announced that it has entered into a definitive agreement to merge with Dasan Network Solutions, Inc., a leading global network solution provider that establishes end-to-end capabilities across carrier and enterprise markets and wholly owned subsidiary of DASAN Networks, Inc.
Zhone will acquire Dasan Network Solutions from DASAN Networks and, in exchange, will issue common stock to DASAN Networks representing 58% of the combined company. The existing stockholders of Zhone will retain 42% of the combined company. The combined company will be called DASAN Zhone Solutions, Inc. and will have two co-CEOs, one appointed by DASAN Networks and the other by Zhone. The board of directors of the combined company will consist of four directors appointed by DASAN Networks and three directors appointed by Zhone. Other management positions in the combined company will be filled from both companies.
“The merger of Zhone and Dasan Network Solutions will immediately position our company as a leading provider of Broadband Access, Mobile Backhaul, Ethernet Switching and Passive Optical LAN solutions,” stated Jim Norrod, CEO of Zhone Technologies. “We will expand our customer base around the world and take advantage of greater economies of scale in manufacturing, support and engineering.”
The combined company will focus in four major product areas:
•Broadband Access - Develop and support fiber and copper access technologies delivering gigabit per second bandwidth required for today and tomorrow’s connected world;
•Mobile Backhaul - Provide backhaul and fronthaul providers a new level of manageability, flexibility, performance and cost for their mobile access networks;
•Ethernet Switching - Give carriers a cost effective and easy to use Ethernet switching platform for today’s networks with a migration path to tomorrow’s SDN controlled platforms; and
•Passive Optical LAN - Offer enterprise networks a new level of cost, power, space and cooling efficiencies for ultra-high bandwidth to the desktop.

Together, the combined company will deliver a broad array of products that will allow carriers and enterprises to enable the connected world at light speed.
Zhone expects to commence trading of the common stock of DASAN Zhone Solutions under the ticker symbol DZSI on the Nasdaq Capital Market after the closing of the merger. Until that time, the common stock of Zhone will continue to trade under the ticker symbol ZHNE on the Nasdaq Capital Market.
The consummation of the merger, which is currently expected to occur by the end of the third quarter of 2016, is subject to customary closing conditions, including, among others, receipt of regulatory approvals, authorization for listing of the combined company’s common stock on the Nasdaq Capital Market, and the approval of Zhone’s stockholders. Zhone will convene a stockholders’ meeting for purposes of voting on the transaction on a date to be announced.
Latham & Watkins LLP is acting as Zhone’s legal advisor in connection with the transaction. Cowen and Company, LLC is acting as financial advisor to Zhone.
Additional information on the merger can be obtained from the FAQ attached to this press release.

Zhone and DASAN will hold a joint conference call on Tuesday, April 12, at approximately 4:00 p.m. Pacific Time to review this announcement. The call is open to the public by dialing +1 (888) 306-9369 for U.S. callers and +1 (503) 406-4059 for international callers and entering the passcode 88933604. The audio webcast will be simultaneously available on the Investor Relations section of Zhone's website at http://www.zhone.com/investors/. A replay of the conference call will be available for approximately one week after the original call by dialing +1 (855) 859-2056 for U.S. callers and +1 (404) 537-3406 for international callers and entering the passcode 88933604. An audio webcast replay will also be available online at www.zhone.com/about/investors/ for approximately one week following the original call. Additional investor information can be accessed at www.zhone.com or by calling Zhone’s Investor Relations Department at 510-777-7013.

About DASAN Networks, Inc.
DASAN Networks was founded in 1993 in Seoul, Korea to develop a Linux based Router. In 1998, Korea Telecom chose DASAN Networks for its frame relay router offering. Since then, the company has expanded its Linux OS, creating a suite of products from L2 Switches, to VDSL, GPON and EPON OLTs and ONTs, IP DSLAMs and, most recently, Mobile Backhaul Routers and Switches. In the late 1990s and early 2000s, DASAN Networks grew into Korea’s #1 networking equipment provider, dominating FTTH in all major Korean Carriers, including KT, SK Broadband and LG U+. In more recent years, the company has expanded to become a global player with wins at Softbank, KDDI Japan, BSNL in India, Chunghwa and Taifo in Taiwan and Viettel in Vietnam. On April 1, 2015, Dasan Network Solutions became a captive spinoff of DASAN Networks.

About Zhone Technologies, Inc.
Zhone Technologies, Inc. (NASDAQ: ZHNE) is a global leader in fiber access transformation for service provider and enterprise networks, serving more than 750 of the world's most innovative network operators. The IP Zhone is the only solution that enables service providers to build the network of the future today, supporting end-to-end Voice, Data, Entertainment, Social Media, Business, Mobile Backhaul and Mobility service. Zhone is committed to building the fastest and highest quality All IP Multi-Service solution for its customers. Zhone is headquartered in California and its products are manufactured in the USA in a facility that is emission, waste-water and CFC free.

Additional Information about the Merger and Where to Find It:
This communication is being made in respect of the proposed transaction involving Zhone. The proposed issuance of Zhone common stock to DASAN Networks under the merger agreement will be submitted to Zhone’s stockholders for their consideration. In connection with the transaction, Zhone will file a proxy statement with the Securities and Exchange Commission (SEC). This communication does not constitute a solicitation of any vote or proxy from any stockholder of Zhone. INVESTORS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to Zhone’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the proxy statement and other pertinent documents also may be obtained free of charge at Zhone’s website, www.zhone.com, or by directing a written request to Zhone at 7195 Oakport Street, Oakland, California 94621, Attention: Secretary.

Zhone and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transaction. Information regarding Zhone’s directors and executive officers is detailed in the proxy statements and Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q previously filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of Zhone’s directors and executive officers in the proposed transaction may be obtained by reading the proxy statement and other relevant documents or materials relating to the proposed transaction when they become available.

Forward-Looking Statements
This communication contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. These risks and uncertainties include, without limitation, statements that refer to: the ability of Zhone to obtain required stockholder or other approvals required to consummate the transaction; the satisfaction or waiver of other conditions to closing in the merger agreement; unanticipated difficulties or expenditures relating to the transaction; the response of business partners and competitors to the announcement of the transaction; potential difficulties in employee retention as a result of the announcement and pendency of the transaction; legal proceedings that may be instituted against Zhone and others related to the transaction; projections of earnings, revenues, costs or other financial items; anticipated growth and trends in Zhone’s business or key markets; future growth and revenues from Zhone’s Single Line Multi Service (SLMS) products; Zhone’s ability to refinance or repay its existing indebtedness prior to the applicable maturity date; future economic conditions and performance; anticipated performance of products or services; plans, objectives and strategies for future investments and operations; and other characterizations of future events or circumstances. Readers are cautioned that actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause such a difference include, but are not limited to, the ability to generate sufficient revenue to achieve or sustain profitability, the ability to raise additional capital to fund existing and future operations or to refinance or repay Zhone’s existing indebtedness, defects or other performance problems in Zhone’s products, the economic slowdown in the telecommunications industry that has restricted the ability of Zhone’s customers to purchase its products, commercial acceptance of Zhone’s SLMS products in its core and FiberLAN businesses, intense competition in the communications equipment market from large equipment companies as well as private companies with products that address the same networks needs as Zhone’s products, and higher than anticipated expenses that Zhone may incur. For a further list and description of such risks and uncertainties, see the reports filed by Zhone with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this communication. Zhone disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

Contacts:
Zhone Investor Relations
+1 510-777-7013
+1 510-777-7001
investor-relations@zhone.com
Carla Vallone
Portavoce PR for Zhone Public Relations
+1 760-814-8194
carla.vallone@portavocepr.com

DASAN Networks Communications Team
Kim, Ji - Hyun Team Leader
kimjh@dasannetworks.com
Hannayoung agency
hanny@dasannetworks.com
DASAN Networks Investor Relations
http://www.dasannetworks.com/en/about/about_investor_ir.asp

Zhone, the Zhone logo, and all Zhone product names are trademarks of Zhone Technologies, Inc. Other brand and product names are trademarks of their respective holders. Specifications, products, and/or product names are all subject to change without notice.
DASAN NETWORKS, the DASAN logo, and all DASAN Networks product names are trademarks of DASAN Networks. Other brand and product names are trademarks of their respective holders. Specifications, products, and/or product names are all subject to change without notice.

Frequently Asked Questions (FAQs)

Dasan Network Solutions, Inc.
Zhone Technologies, Inc.

April 12, 2016

1.	ZHONE - DASAN MERGER DETAILS

1.1	What are you announcing?
Zhone Technologies, Inc. (“Zhone”) has announced the signing of a definitive agreement to merge with Dasan Network Solutions, Inc. (“Dasan Network Solutions”), a wholly owned subsidiary of DASAN Networks, Inc. (“DASAN Networks”).

1.2	What are the key terms of the merger agreement?
Under the terms of the merger agreement, Zhone will acquire Dasan Network Solutions from DASAN Networks in exchange for Zhone common stock. Upon the consummation of the merger, the stockholders of Zhone immediately prior to the merger will own 42% of the combined company and DASAN Networks will own 58%. The combined company will be called DASAN Zhone Solutions, Inc. (“DASAN Zhone Solutions”).

1.3	Who is DASAN Networks?
DASAN Networks was founded in 1993 in Seoul, Korea to develop a Linux based Router. In 1998, Korea Telecom chose DASAN Networks for its frame relay router offering. Since then, the company has expanded its Linux OS, creating a suite of products from L2 Switches, to VDSL, GPON and EPON OLTs and ONTs, IP DSLAMs and, most recently, Mobile Backhaul Routers and Switches. In the late 1990s and early 2000s, DASAN Networks grew into Korea’s #1 networking equipment provider, dominating FTTH in all major Korean Carriers, including KT, SK Broadband and LG U+. In more recent years, the company has expanded to become a global player with wins at Softbank, KDDI Japan, BSNL in India, Chunghwa and Taifo in Taiwan and Viettel in Vietnam. On April 1, 2015, Dasan Network Solutions became a captive spinoff of DASAN Networks.

1.4	What is the combined company’s name?
The combined company’s name will be DASAN Zhone Solutions, Inc.

2.	PRODUCTS

2.1	What products does Dasan Network Solutions sell?
Dasan Network Solutions has a large range of products that they have developed or supported over their long history, but today they are focusing in four major areas:

•	Broadband Access - a full line of GPON and GEPON OLTs and ONTs, as well as VDSL2 and G.FAST DSLAMS;

•
Mobile Backhaul - a complete solution for LTE, LTE Advanced, 5G, Micro and Pico cell backhaul over copper, fiber, microwave or free space optics, supporting all major MPLS and PBB solutions deployed by carriers around the world;

•	Ethernet Switching – a comprehensive line of L2/L3 switches supporting carrier access networks up to 100G through devices for data centers; and

•	Wireless AP and Controllers – AP support for 802.11 b/g/n/ac, all managed by a WiFi 2.0 compliant controller.

2.2	Why are the companies merging?
This transaction allows both companies to take advantage of the large combined customer base to leverage economies of scale from operations, support, engineering and sales to become a dominant player in the global access and enterprise arena.

2.3	Where will the combined company operate?
The combined company will be headquartered in the US, with global sales and support around the world. Engineering will be in Oakland, CA; Largo, FL; Alpharetta, GA; Chennai and Bengaluru, India; Seoul, Korea; Hanoi, Vietnam; and Jilin, Xian, and Shenzhen, China. Manufacturing will be a combination of Zhone internal manufacturing in Largo and contract manufacturing in China.

2.4	What does the combined company’s management structure look like?
The combined company will have two co-CEOs, one appointed by DASAN Networks and the other by Zhone. The board of directors of the combined company will consist of four directors appointed by DASAN Networks and three directors appointed by Zhone. Other management positions in the combined company will be filled from both companies. Additional details will be determined as the companies merge.

2.5	Will Zhone and Dasan Network Solutions continue selling their existing solutions?
Yes! Zhone and Dasan Network Solutions will continue to support all their product lines, including enhancements and new capabilities.
After the deal closes, the integrated Dasan Network Solutions and Zhone sales team will have access to the product portfolios of the combined company, yielding a bidirectional opportunity to find the best products to fit customers’ needs.

2.6	Will there be any significant changes to either company’s roadmap?
Both Zhone and Dasan Network Solutions will continue with their current respective roadmaps and products. Resources may be shifted to best serve the combined company’s existing products and customers.

2.7	What are the key dates we need to be aware of?
A definitive agreement was signed on April 11, 2016. The consummation of the transaction, which is subject to customary closing conditions, including among others the approval of Zhone’s stockholders, is currently expected to occur by the end of the third quarter of 2016.

3.	FINANCIAL
3.1    What are the combined company’s operating projections? When will the combined company achieve break-even?
The transaction will provide substantial cost savings from the reduction of operating expenses and is expected to be immediately accretive, excluding any acquisition related charges. The transition team, however, has not yet completed its analysis and may be unable to accurately predict future market conditions and business changes that may impact future performance.

3.2    What synergies are you projecting? From where?
The merger will allow DASAN Zhone Solutions to realize operational efficiencies from economies of scale and substantial cost savings by combining the operations of Zhone and Dasan Network Solutions. We also anticipate that the combination may allow DASAN Zhone Solutions to leverage the respective customer bases of Zhone and Dasan Network Solutions to achieve incremental sales. However, as we are currently finalizing our integration plans, providing greater detail at this time would be premature.
3.3    Will there be a restructuring charge? How much? For what?
We will immediately begin formulating integration plans. As the plans are finalized, the combined company will determine whether it is appropriate for us to record a restructuring charge consistent with GAAP.
3.4    Future acquisitions?
Zhone has acquired twelve companies in the past sixteen and a half years and DASAN Zhone Solutions intends to continue to explore opportunities to acquire best-in-class companies and resources to accelerate its market share growth and to access the best available talent with focused efforts on specific areas of the network.

4.	ACQUISITION STATUS

4.1	Where will the stock be traded? What will be the ticker symbol?
We expect the common stock of DASAN Zhone Solutions to be traded on the Nasdaq Capital Market under the ticker symbol DZSI.

5.	ADDITIONAL INFORMATION REGARDING THE PROPOSED TRANSACTION

5.1	Proxy Statement
The proposed issuance of Zhone common stock to DASAN Networks under the merger agreement will be submitted to Zhone’s stockholders for their consideration. In connection with the transaction, Zhone will file a proxy statement with the Securities and Exchange Commission (SEC). This communication does not constitute a solicitation of any vote or proxy from any stockholder of Zhone. INVESTORS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to Zhone’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the proxy statement and other pertinent documents also may be obtained free of charge at Zhone’s website, www.zhone.com, or by directing a written request to Zhone at 7195 Oakport Street, Oakland, California 94621, Attention: Secretary.
Zhone and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transaction. Information regarding Zhone’s directors and executive officers is detailed in the proxy statements and Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q previously filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of Zhone’s directors and executive officers in the proposed transaction may be obtained by reading the proxy statement and other relevant documents or materials relating to the proposed transaction when they become available.

6.	FORWARD-LOOKING STATEMENTS
This communication contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. These risks and uncertainties include, without limitation, statements that refer to: the ability of Zhone to obtain required stockholder or other approvals required to consummate the transaction; the satisfaction or waiver of other conditions to closing in the merger agreement; unanticipated difficulties or expenditures relating to the transaction; the response of business partners and competitors to the announcement of the transaction; potential difficulties in employee retention as a result of the announcement and pendency of the transaction; legal proceedings that may be instituted against Zhone and others related to the transaction; projections of earnings, revenues, costs or other financial items; anticipated growth and trends in Zhone’s business or key markets; future growth and revenues from Zhone’s Single Line Multi Service (SLMS) products; Zhone’s ability to refinance or repay its existing indebtedness prior to the applicable maturity date; future economic conditions and performance; anticipated performance of products or services; plans, objectives and strategies for future investments and operations; and other characterizations of future events or circumstances. Readers are cautioned that actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause such a difference include, but are not limited to, the ability to generate sufficient revenue to achieve or sustain profitability, the ability to raise additional capital to fund existing and future operations or to refinance or repay Zhone’s existing indebtedness, defects or other performance problems in Zhone’s products, the economic slowdown in the telecommunications industry that has restricted the ability of Zhone’s customers to purchase its products, commercial acceptance of Zhone’s SLMS products in its core and FiberLAN businesses, intense competition in the communications equipment market from large equipment companies as well as private companies with products that address the same networks needs as Zhone’s products, and higher than anticipated expenses that Zhone may incur. For a further list and description of such risks and uncertainties, see the reports filed by Zhone with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this communication. Zhone disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

7.	KEY CONTACTS

7.1	Who can I contact for more information?

ZHONE TECHNOLOGIES Headquarters: 7195 Oakport Street Oakland, California, USA 94621 Phone: (510) 777-7000 Investors Tel: +1 510-777-7013 Fax: +1 510-777-7001 Email: investor-relations@zhone.com
DASAN NETWORKS
Headquarters:
DASAN Tower, 49,
Daewangpangyo-ro644Beon-gil,
Bundang-gu, Seongnam-si,
Gyeonggi-do, 463-400 KOREA
TEL. +82-70-7010-1000
Investors
http://www.dasannetworks.com/en/about/about_investor_ir.asp